The Dow Chemical Company and Subsidiaries	EXHIBIT 10(b)

THE DOW CHEMICAL COMPANY 1979 AWARD AND OPTION PLAN

1.	Establishment and Purpose of the Plan
       The Dow Chemical Company hereby establishes The Dow Chemical Company 1979 Award and Option Plan upon the terms and conditions hereinafter stated. The purpose of the Plan is to attract and retain in the employ of the Company and its Subsidiaries people of ability, training and experience by providing such people, in consideration of services performed for the Company or a Subsidiary by each Awardee, an incentive (which, under some components of the Plan, could enable such people to become owners of Common Stock of the Company) for outstanding performance for the Company and its Subsidiaries, to the end of furthering the continued growth and profitability of the Company.

2.	Definitions
       Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

(a)	Awardee: An Employee to whom Deferred Stock, Dividend Units, an Option or Options or Incentive Rights are granted or awarded under the Plan.

(b)	Board of Directors: The Board of Directors of the Company.

(c)	Common Stock: The common stock of the Company, par value $2.50 a share, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 10.

(d)	Company: The Dow Chemical Company, a Delaware corporation, or any successor to substantially all its business.

(e)	Compensation Committee or Committee: The committee designated to administer the Plan pursuant to the provisions of Section 4 of the Plan.

(f)	Deferred Stock: Common Stock awarded by the Compensation Committee pursuant to Section 6 of the Plan.

(g)
Dividend Unit: The right, pursuant to either Section 7 or Section 9 of the Plan, to receive for a specified period of time cash payments from the Company or a Subsidiary equivalent in value to cash dividends paid during such period on one share of Common Stock.

(h)	Employee: A full-time managerial, administrative or professional employee of the Company or a Subsidiary, including an officer or director who is such an employee.

(i)
Fair Market Value: As applied to a specific date, the average of the highest and lowest market prices of Common Stock, as reported on the consolidated transaction reporting system for New York Stock Exchange issues on such date or, if Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded.  However, in the case of an Incentive Stock Option, if such method of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to an Incentive Stock Option, Fair Market Value shall be determined in accordance with such regulations and shall mean the value as so determined.

(j)
Incentive Right: A right to receive a number of shares of Common Stock (and cash in lieu of a fractional share), or Dividend Units granted as Incentive Rights, based upon the increase in value of Common Stock, in respect of an Option granted under the Plan to the extent that such Option shall not have been exercised upon its expiration, as more particularly set forth in Section 9.

(k)
Incentive Stock Option:  Any Option or Options intended to meet the requirements of an incentive stock option or options as defined in Section 422A of the Internal Revenue Code of 1954 as amended or any statutory provision that may replace such Section and designated an Incentive Stock Option by the Compensation Committee.

(l)
Non-Qualified Option or Options:  Any Option or Options not intended to meet either the requirements of a qualified stock option or options as defined in Section 422 of the Internal Revenue Code of 1954 as amended or the requirements of an incentive stock option or options as defined in Section 422A of the Internal Revenue Code of 1954 as amended.

(m)	Option or Options: Any option or options granted from time to time under the Plan, including both Non-Qualified Options and Incentive Stock Options.

(n)	Plan: The Dow Chemical Company 1979 Award and Option Plan herein set forth, as the same may from time to time be amended.

(o)
Subsidiary: Any business association (including a corporation or a partnership), other than the Company, in an unbroken chain of such associations beginning with the Company if, at the time of granting of an award or Option , each of the associations other than the last association in the unbroken chain owns equity interest (including stock or partnership interest)possessing 50% or more of the total combined voting power of all classes of equity interests - in one of the other associations in such chain.

3.	Components of the Plan
           The Company may from time to time during the period of ten years from the date of adoption of the Plan by its stockholders grant to Employees as a reward for services performed Deferred Stock, Dividend Units, or a combination of them. Furthermore, the Company may also from time to time during the period of ten years from the date of adoption of the Plan by its stockholders grant to Employees as a reward for services performed Non-Qualified Options or Incentive Stock Options or may grant Incentive Rights, or a combination of them, provided, however, that Incentive Rights may also be granted at any time prior to the expiration date of any Option.

4.	Compensation Committee; Interpretation and Regulations

(a)
Constitution and Noneligibility for Awards: The Plan shall be administered by the Compensation Committee as from time to time constituted pursuant to the By-Laws of the Company. No person appointed to the Compensation Committee shall be eligible for an award of Deferred Stock, Dividend Units, Options, or Incentive Rights pursuant to the Plan or the allocation of stock of the Company or the grant of a stock option pursuant to any other “plan” of the Company or any of its affiliates, as prescribed in Rule l6b-3, of the General Rules and Regulations under the Securities Exchange Act of 1934 as at such time in effect or any other provision that may replace such Rule and be in effect at such time, while serving on the Compensation Committee.

(b)
Administrative Powers: The Compensation Committee shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Deferred Stock, Dividend Units, Options or Incentive Rights will be granted, in determining the number of shares of Deferred Stock, Dividend Units, Options or Incentive Rights to be granted to each such Employee and the terms and conditions of awards granted under the Plan and shall have the power to make regulations for carrying out the Plan and to make such changes in such regulations as from time to time the Compensation Committee deems proper. Any interpretation by the Compensation Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Compensation Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Employees, their respective legal representatives, successors and assigns and upon all other persons claiming under or through any of them.  Furthermore, the Compensation Committee shall have the authority to determine, in the committee’s sole discretion, which Options shall be intended to be Incentive Stock Options for the purpose of this Plan and to designate said Options as Incentive Stock Options in such manner as the Compensation Committee may deem appropriate.

(c)
Limitation on Liability: Members of the Board of Directors and members of the Compensation Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d)
Effect of Prior Awards on Qualification to Act: The fact that a member of the Board of Directors shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive Deferred Stock, Dividend Units, Options or Incentive Rights shall not disqualify such member from taking part in and voting at any time as a member of the Board of Directors in favor of or against any amendment or repeal of the Plan, provided that such action by the Board of Directors shall be only in accordance with the recommendations of the Compensation Committee as provided in Section 11.

5.	Reservation of Shares
           The maximum number of shares of Deferred Stock that may be awarded under the Plan and that are hereby reserved for those purposes of the Plan shall be, in the aggregate, 3,500,000 shares of Common Stock, a number that shall be subject to adjustment as provided in Section 10. The maximum number of shares of Common Stock that may be purchased upon exercise of Options or that may be transferred in respect of Incentive Rights, and which are hereby reserved for those purposes of the Plan, shall be, in the aggregate, 7,000,000 shares of Common Stock, a number that shall be subject to adjustment as provided in Section 10. If an Option shall for any reason expire or terminate without having been exercised in full and if shares of Common Stock shall not have been transferred in respect of an Incentive Right relating to such Option or used as a measure of Dividend Units in respect of an Incentive Right relating to such Option, the unpurchased or unused shares of Common Stock theretofore subject to such Option shall be added to the shares of Common Stock otherwise available for Options that may thereafter be granted, and such unpurchased shares of Common Stock shall not be deemed to increase the aggregate number of shares of Common Stock for which Options may be granted. Awards of Deferred Stock, Options and Incentive Rights may be made available, at the discretion of the Board of Directors, from authorized but unissued shares of Common Stock from shares of Common Stock at any time held in the treasury of the Company or from shares of Common Stock acquired by the Company for the purpose of the Plan.

6.	Deferred Stock Rules and Conditions
           The grant of Deferred Stock shall be upon the following rules and conditions:

(a)
Deferred Stock Grants: Deferred Stock shall be evidenced by Deferred Stock agreements in such form or forms as the Compensation Committee shall from time to time approve. Such agreements shall conform to the requirements of the plan and may contain such other provisions (including provisions for the protection of Deferred Stock in the event of mergers, consolidations, dissolutions, and liquidations, and provisions to the effect that the shares of Common Stock that may be issued subject to the Deferred Stock agreement shall be shares of Common Stock transferred subject to restrictions precluding a sale or other disposition for a period of time and requiring compliance with any other terms and conditions) as the Compensation Committee shall deem advisable.

(b)
Crediting of Deferred Stock: Upon determination of the number of shares of Deferred Stock to be granted to an Awardee the Committee shall direct that the same be credited to the Awardee’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in subsection 6(d) hereof. Prior to issuance and delivery hereunder the Awardee shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to his or her account. The Awardee’s right to future issuance and delivery of Deferred Stock may not be sold, pledged, assigned or otherwise transferred (except as hereinafter provided) and any attempt so to sell, pledge, assign or otherwise transfer (except as hereinafter provided) shall be void and the account of the Awardee shall be forfeited. The right of the Awardee to such future issuance and delivery shall, however, be transferable by will or pursuant to the laws of descent and distribution and an Awardee who has been granted Deferred Stock may make a written designation of a beneficiary on forms prescribed by and filed with the Compensation Committee. Upon the death of an Awardee, such beneficiary, or, if no such designation of any beneficiary has been made, the legal representative of such Awardee, shall succeed to the rights of the Awardee.

(c)
Payment Equivalent to Dividends: During the period that shares of Deferred Stock remain credited to the account of an Awardee and before their issuance and delivery, the Company shall pay to the Awardee as additional compensation on each date for the payment of dividends on Common Stock a sum of money equal to the amount the Awardee would have received if the shares of Deferred Stock credited to the Awardee’s account had been issued and delivered to the Awardee.

(d)
Delivery: Subject to the terms and conditions described below, the shares of Deferred Stock credited to the account of an Awardee shall be issued and delivered to the Awardee in one or more installments beginning with such date as the Compensation Committee may determine. In each year prior to such delivery the Awardee shall make arrangements satisfactory to the Compensation Committee for the payment of any taxes required to be withheld in connection with his or her right to Deferred Stock under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign. The Compensation Committee may, in its sole discretion, modify or accelerate the delivery of any shares of Deferred Stock after consulting with the Awardee or his or her successors in the event of (i) death, (ii) hardship after termination of employment, or (iii) any change in tax or other applicable laws, decisions, regulations, or rulings that might have a substantial adverse effect on either such Awardee (or his or her successors) or the Company.

(e)
Forfeiture: Shares of Deferred Stock may be forfeited if the Awardee terminates his or her employment with the Company or its Subsidiaries for any reason other than death or retirement, except that the Compensation Committee shall have the authority to provide for the continuation of such Deferred Stock in whole or in part whenever the Compensation Committee in its judgment shall determine that such continuation is in the best interests of the Company. Shares of Deferred Stock may furthermore be forfeited by an Awardee if the Compensation Committee determines that the Awardee has at any time engaged in any activity harmful to the interest of or in competition with the Company or its Subsidiaries or accepts employment with a competitor.

7.	Dividend Unit Rules and Conditions
           The grant of Dividend Units shall be upon the following rules and conditions:

(a)
Dividend Unit Grants: Dividend Units shall be evidenced by Dividend Unit agreements in such form or forms as the Compensation Committee shall from time to time approve. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including provisions for the protection of Dividend Units in the event of mergers, consolidations, dissolutions, and liquidations, provisions that may require the Awardee of Dividend Units to be available to render such consultant or advisory services for the Company or its Subsidiaries as the Company may request and as may be reasonable following the Awardee’s retirement before the expiration of his or her Dividend Units, and provisions requiring compliance with any other terms and conditions) as the Compensation Committee shall deem advisable.

(b)
Limitations on Numbers: The total number of Dividend Units granted to Employees under this Section 7 shall not exceed 4,000,000 outstanding at any one time, a number that shall be subject to adjustment as provided in Section10. Any Dividend Units terminating during the period of granting authority may be granted again during such period to the same or different Employees at the discretion of the Committee.

(c)
Duration: Unless forfeited as hereinafter provided, Dividend Units shall remain in effect for such period or periods of time as the Compensation Committee shall specify but in no event beyond the date of the death of the Awardee except that the Compensation Committee may upon granting Dividend Units provide for payment of the same to the surviving spouse of an Awardee until the death of such spouse or until the eightieth anniversary of the Awardee’s birth, whichever shall first occur.

(d)
Forfeiture: Dividend Units may be forfeited if the Awardee terminates his or her employment with the Company or its Subsidiaries for any reason other than death or retirement, except that the Compensation Committee shall have the authority to provide for the continuation of such Dividend Units in whole or in part whenever the Compensation Committee in its judgment shall determine that such continuation is in the best interest of the Company. Dividend Units may furthermore be forfeited by an Awardee if the Compensation Committee determines that the Awardee has at any time engaged in any activity harmful to the interest of or in competition with the Company or its Subsidiaries or accepts employment with a competitor.

(e)	Non-assignability: Dividend Units may not be pledged, assigned or transferred for any reason.

8.	Option Rules and Conditions
           The grant of Options shall be upon the following rules and conditions:

(a)
Option Grants: Options shall be evidenced by Option agreements in such form or forms as the Compensation Committee shall from time to time approve. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restrictions upon the exercise of the Option, provisions for the protection of Options in the event of mergers, consolidations, dissolutions, and liquidations, and provisions to the effect that the shares subject to the Option shall be shares of Common Stock transferred subject to restrictions precluding a sale or other disposition for a period of time and requiring compliance with any other terms and conditions) as the Compensation Committee shall deem advisable.

(b)
Option Price: The price at which Common Stock may be purchased upon exercise of an Option shall be determined by the Compensation Committee, but shall in no event be less than the greater of the Fair Market Value of such shares on the date the Option is granted or the par value of such Common Stock.

(c)
Terms of Options: Each Option shall be exercisable during such period of time as the Compensation Committee shall determine. Each such Option shall in all events, however, and notwithstanding any provision of Section 12(d), not be exercisable after the expiration of ten years from the date on which the Option shall have been granted. Except in the case of death, disability or retirement, each Option shall, however, terminate upon termination of employment of the Awardee with the Company and its Subsidiaries, notwithstanding the fact that the stated term of such Option may not have expired. In the event of retirement, any Non-Qualified Option shall terminate not later than three years after retirement and any Incentive Stock Option not later then three months after retirement, provided, however, that the expiration date for Options granted as Incentive Stock Options may be extended by the Compensation Committee to a date that is not more than three years after the date of an Awardee’s retirement (such Options being Non-Qualified Options after the original expiration date). In the case of death of the Awardee while employed by the Company or a Subsidiary the Option shall terminate on such date as shall be provided in the Option Agreement or three years from the date of death, whichever shall be the earlier. In the case of disability of the Awardee while employed by the Company or a Subsidiary, each Option shall terminate on such date as shall be provided in the Option Agreement or three years from the dare of disability in the case of a Non-Qualified Option and one year from such date in the case of an Incentive Stock Option, whichever shall be the earlier. In cases of the sale of a subsidiary, division, business or other unit of the Company or a Subsidiary, the expiration dates for Options held by Awardees who are transferred to the purchaser in connection with such a sale may be extended by the Compensation Committee to a date that is not more than three years after the date of the sale, but not beyond the original expiration date of the option. The Compensation Committee shall have the sole power to determine under the circumstances of each case whether or not a leave of absence or entering military service shall constitute cessation of employment, but with respect to an Incentive Stock Option such leaves of absence not constituting cessation of employment shall be limited to those permitted under the laws and regulations governing incentive stock options.

(d)
Incentive Stock Option:  Each provision of the Plan and of each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422A of the Internal Revenue Code of 1954 as amended or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded.  The total number of shares of Common Stock that may be purchased upon exercise of Incentive Stock Options shall not exceed the total specified in Section 5.  Incentive Stock Options shall, in addition to complying with the other provisions of the Plan relating to Options generally, be subject to the following conditions:

(i)
Each Incentive Stock Option shall in all events, and notwithstanding any provision of 8(c), 8(f) or 12(d), not be exercisable after the expiration of ten years from the date of which such Incentive Stock Option shall have been granted.

(ii)	No Incentive Stock Option is exercisable by the Awardee while a previously granted Incentive Stock Option grated to the Awardee is outstanding.

(iii)
In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more then 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of 5 years for the date such Incentive Stock Option is granted notwithstanding any other provision of the Plan or any Option Agreement.

(iv)
The aggregate Fair Market Value of the Common Stock for which any Employee may be granted Incentive Stock Options after December 31, 1980 is limited to $100,000 per year (determined as of the time the Incentive Stock Option is granted).  The maximum carryover from any single year is one-half of the amount by which $100,000 exceeds the Fair market Value of the Common Stock for which an Employee was granted Incentive Stock Options in that year.  Such amount may be carried over to each of the three succeeding calendar years.

(v)	Any other terms and conditions that the Compensation Committee determines, upon advice of counsel, must be imposed for the Option to be an Incentive Stock Option.

(e)
Multiple Non-Qualified Options/Incentive Stock Option Grants:  An Employee may be granted both Non-Qualified Option and Incentive Stock Options, either concurrently or separately, subject to the limitations set forth in 8(d), and to such other limitations as may be imposed on the aggregate number of shares of Common Stock that may be purchased under either or both types of grants.

(f)
Exercise of Option:  An Option may be exercised by the Awardee to whom it is granted after the expiration of such period of time immediately following the date on which the Option is granted as shall be recommended by the Compensation Committee and prescribed in the Option Agreement. In no event shall the required period of time be less than one year. After the expiration of the required period of time, the Option may be exercised according to its terms during the balance of the term of the Option. The purchase price of the shares of Common Stock for which an Option shall be exercised shall be paid in full in cash at the time of the exercise or, with the consent of the Compensation Committee, in whole or in part in Common Stock valued at Fair Market Value. An Awardee shall have no rights of a stockholder with respect to any shares of Common Stock subject to an Option unless and until a stock certificate for such shares shall have been issued to him or her.  Incentive Stock Options must be exercised in the same sequential order in which they were granted.

(g)
Assignment: During the lifetime of an Awardee, no Option may be exercised by any person other than the Awardee. An Option may not be pledged, assigned or transferred except by will, under the laws of descent and distribution or as otherwise provided in subsection (h) hereof, nor may any Incentive Rights be pledged, assigned or transferred except by will, under the laws of descent and distribution or as otherwise provided in subsection (h) hereof.

(h)
Beneficiary Upon an Awardee’s Death: An Awardee holding an Option or an Incentive Right may make a written designation of a beneficiary on forms prescribed by and filed with the Compensation Committee. Upon the death of an Awardee, such beneficiary, or, if no such designation of any beneficiary has been made, the legal representative of such Awardee may exercise any unterminated and unexpired Option or any Incentive Right granted to such Awardee and otherwise succeed to the rights of such Awardee.

(i)
Forfeiture:  Options shall be forfeited by an Awardee if the Compensation Committee determines that the Awardee has at any time engaged in any activity harmful to the interest of or in competition with the Company or its Subsidiaries or accepts employment with a competitor.

9.	Incentive Rights, Rules and Conditions
           The Compensation Committee may, in its discretion, grant an Incentive Right to the holder of an Option upon the following rules and conditions:

(a)
Incentive Rights Grants: Incentive Rights shall be evidenced by Incentive Rights agreements in such form or forms as the Compensation Committee shall from time to time approve. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including provisions deferring the issuance and delivery of any Common Stock that may be granted to an Awardee pursuant to his or her Incentive Right until a date or dates determined pursuant to subsection (d) of Section 6, above, as well as providing for payments equivalent to dividends during the period the issuance and delivery of such Common Stock is deferred and requiring compliance with any other terms and conditions) as the Compensation Committee shall deem advisable. An Incentive Rights agreement relating to an Option may be made a part of the related Option agreement or may be granted pursuant to a separate Incentive Rights agreement at any time prior to the expiration of such Option.

(b)
Nature of Incentive Rights: An Incentive Right shall entitle the Awardee (or, in the event of his or her death, the person or persons to whom the related Option shall have been transferred by will, the laws of descent and distribution or as provided in Section 8(h) above) upon expiration of the related Option during the Awardee’s employment as a result of the lapse of time or following the termination of the Awardee’s employment as a result of his or her retirement or death, but not otherwise, to receive either (i) the number of shares of Common Stock determined under subsection (c) hereof, without payment to the Company, or (ii) a number of Dividend Units, determined by the Compensation Committee, which number shall not exceed three times the number of shares of Common Stock which would otherwise be transferred pursuant to the Incentive Right, the selection of the appropriate form of Incentive Right being made by the Compensation Committee in its discretion. Dividend Units granted as Incentive Rights shall not be subject to the limitations on numbers or otherwise affect the number of Dividend Units that may otherwise be granted under Section 7.

(c)
Limit on Size of Incentive Rights: The number of shares of Common Stock that shall be transferred in respect of an Incentive Right or used as a measure of Dividend Units granted as Incentive Rights shall be determined by dividing

(i)
the total number of shares of Common Stock that could have been, but were not, purchased by exercise of the Option to which it relates (as determined pursuant to Sections 8(c) and 8(f), and as adjusted pursuant to Section 10) on the last day such Option could have been exercised, multiplied by the amount by which the Fair Market Value of a share of Common Stock on such last day of exercise exceeds the option price of the Option, by

(ii)	the Fair Market Value of a share of Common Stock on such last day of exercise.

(d)
No fractional shares shall be issued under this subsection, but, in lieu thereof, an adjustment shall be made in cash equal to the same fraction of the Fair Market Value of a share of Common Stock on such date of expiration.

(e)
Awardee’s Rights as a Stockholder: An Awardee shall have no rights as a stockholder with respect to any shares of Common Stock subject to an Incentive Right unless and until a stock certificate for such shares shall have been issued to him or her.

(f)
Dividend Units Granted as Payment of Incentive Rights: Dividend Units shall be granted as payment of Incentive Rights for such period or periods of time as the Compensation Committee shall specify but in no event beyond the date of the death of the Awardee, except that the Compensation Committee may, upon granting such Dividend Units, provide for payment of the same to the surviving spouse of an Awardee until the death of such spouse or until the eightieth anniversary of the Awardee’s birth, whichever shall first occur. Such payments may be made subject to such other terms and conditions, if any, as the Compensation Committee shall specify.

10.	Adjustments Upon Changes in Capitalization
                   In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend, the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan, in the number and kind of Dividend Units and shares of Deferred Stock authorized by the Plan, in the aggregate and to any individual Awardee, in the number and kind of Dividend Units and shares of Deferred Stock theretofore granted or awarded under the Plan, in the number and kind of shares subject to unexercised Options and Incentive Rights theretofore granted and in the option price of such shares, and in the number and kind of Dividend Units granted as Incentive Rights. No fractional shares of Common Stock shall be issued pursuant to such an adjustment, however, and the Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall be paid in cash to the Awardee.

11.	Termination and Amendment
                  The Board of Directors shall have the power to terminate the Plan at any time, and from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company, without further action on the part of the stockholders of the Company, but only if, as and when the Compensation Committee shall recommend, but not otherwise; provided, however, (subject to the provisions of Sections 5, 7(b) and 10 hereof) that no such termination, change or addition shall:

(a)
Without the consent of the affected Awardee, impair any Option or the terms of any other award theretofore granted under the Plan or, except as otherwise provided in the Plan, deprive any Awardee of any shares of Common Stock that he or she may have acquired through or as a result of the Plan;

(b)	Increase the total number of shares of Deferred Stock to be awarded or the total number of shares reserved for Options to be awarded under the Plan;

(c)
Increase the total number of shares of Common Stock that may be transferred in respect of Incentive Rights or that may be used as a measure of Dividend Units, either in the aggregate or with respect to any one Awardee;

(d)	Decrease the purchase price of any Option below the Fair Market Value on the date of grant;

(e)	Extend the period during which shares of Deferred Stock, Dividend Units, Options or Incentive Rights may be awarded, or the period during which Options may be exercised;

(f)	Extend the time during which payments in respect of Dividend Units may be made;

(g)
Abolish the Compensation Committee, change eligibility for membership on the Compensation Committee (except as may from time to time be required by law) or permit the grant of Deferred Stock, Dividend Units, Options or Incentive Rights to members or former members of the Compensation Committee; or

(h)	Change the provisions of this Section 11.

12.	General Provisions
(a)
Nothing contained in the Plan, or in any award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Employee at any time with or without assigning any reason therefor.

(b)
For purposes of this Plan, transfer of employment from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another Subsidiary shall not be deemed termination of employment.

(c)
Appropriate provision may be made for all taxes required to be withheld in connection with any award, the exercise thereof and the transfer of shares of Common Stock or grant of and payment in respect of any Dividend Units under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign.

(d)
If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

(e)
Without amending the Plan, awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Compensation Committee, be necessary or desirable to further the purpose of the Plan.

(f)
To the extent that Federal laws (such as the Securities Exchange Act of 1934 or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.